Supplement dated May 21, 2025, to the Initial Summary Prospectus, Updating Summary Prospectus and
Statutory Prospectus dated May 1, 2025, for the following variable annuity contracts issued by:

Pacific Life Insurance Company Pacific Destinations O-Series	Pacific Life & Annuity Company Pacific Destinations O-Series

The purpose of this supplement is to update certain underlying fund information.  This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus, as applicable, (collectively, the "Prospectuses") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448 or (800) 748-6907 for New York contracts, or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

As of May 1, 2025, the underlying fund information related to the Current Expenses in the APPENDIX:

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT section have been deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
		1 yr	5 yr	10 yr
BlackRock Global Allocation V.I. Fund Class III; BlackRock Advisors, LLC	1.02%[1]	8.93%	5.72%	5.32%
Lord Abbett Bond Debenture Portfolio Class VC; Lord Abbett & Co. LLC	0.99%	6.72%	1.90%	3.73%

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

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